Description Of Business	12 Months Ended
Sep. 30, 2019
Accounting Policies [Abstract]
Description Of Business
1.	DESCRIPTION OF BUSINESS

We currently operate as a Delaware limited liability company under the name CPG Newco LLC, a holding company which holds all of the limited liability company interests in CPG International LLC, the entity which directly and indirectly holds all of the equity interests in our operating subsidiaries. The Company is a leading manufacturer of premium, low-maintenance building products for residential and commercial markets. The Company’s products include trim, deck, porch, moulding, rail, pavers, bathroom and locker systems, as well as extruded plastic sheet products and other non-fabricated products for special applications. The Company operates in various locations throughout the United States.

The single common interest unit in the Company is held by CPG Holdco LLC and there are no potentially dilutive securities at the CPG Newco LLC level. Accordingly, basic and diluted earnings per unit presented on the Consolidated Statements of Comprehensive Income (Loss) as of September 30, 2019 and 2018 are the same. References to “CPG”, “the Company”, “we”, “our” and “us” refer to CPG Newco LLC and its consolidated subsidiaries as a whole.

Documentation was filed in Pennsylvania, Ohio, Delaware and Connecticut allowing CPG International LLC to conduct business as The AZEK Company LLC beginning on January 8, 2018. AZEK is a brand name for the Company’s residential products, while the commercial products are branded under the brand names Celtec, Playboard, Seaboard, Flametec, Designboard, Cortec, Sanatec, Scranton Products, Aria Partitions, Eclipse Partitions, Hiny Hiders, Tufftec Lockers and Duralife Lockers. The Company’s legal name and tax identification number did not change. The Company was formed in Delaware on August 15, 2013.